United States Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 17, 2003

FIRST INDIANA CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	35-1692825

(State or other jurisdiction of	(IRS Employer Identification Number)
incorporation or organization)

135 North Pennsylvania Street, Indianapolis, IN	46204

(Address of principal executive office)	(Zip Code)

(317) 269-1200

(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

        On July 17, 2003, First Indiana Corporation announced the declaration of a quarterly dividend. A copy of the press release is attached as Exhibit 99.

Item 7. Financial Statements and Exhibits

Exhibit

99 Press Release dated July 17, 2003

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Indiana Corporation

Date: July 17, 2003	By:	/s/ Marni McKinney

Marni McKinney
Vice Chairman and Chief Executive Officer